Equity	6 Months Ended
Jun. 30, 2021
Equity
Equity

8.     Equity

As of June 30, 2021 the share capital of €1,197 (December 31, 2020: €983) is divided into 119,731,915 (December 31, 2020: 98,287,333) common shares with a par value of €0.01 per share.

During the six months ended June 30, 2021, the Group issued approximately 1.2 million common shares under its ATM program, generating net proceeds of approximately €5.7 million. In connection with these common share issues an amount of €0.2 million of direct and incremental transaction costs were deducted from equity.

On January 15, 2021 the Group issued 19,166,667 common shares at a price of $6.00 per share in a public offering, resulting in net proceeds of approximately €88.7 million, incurring €6.1 million in underwriting commissions, legal and consulting expenses which were deducted from equity.

In April 2021 Silicon Valley Bank exercised all of its warrants and accordingly, the Group issued 173,482 common shares, refer note 10.